UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2004

__________________________________________

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15535 (Commission File Number)	13-3115216 (IRS Employer Identification No.)

711 Koehler Avenue, Suite 2, Ronkonkoma, New York 11779-7410 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (631) 981-9700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

        On December 1, 2004, Lakeland Industries, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. The Audit Committee of the Board of Directors reviewed and approved of the dismissal. On December 1, 2004, the Audit committee of the Board of Directors of the Company engaged Holtz Rubenstein Reminick, LLP (“Holtz Rubenstein”) as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2005.

        The reports of PwC on the Company’s financial statements for the years ended January 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

        During the years ended January 31, 2003 and 2004 and through December 1, 2004, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolve to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the Company’s financial statements for such years.

        No reportable event of the type described in Item 304(a) (l) (v) of Regulation S-K occurred during the years ended January 31, 2003 and 2004 and through December 1, 2004.

        The Company provided PwC with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. The Company has received a letter from PwC addressed to the Securities and Exchange Commission indicating whether or not it agrees with the above statements. A copy of that letter, dated as of December 3, 2004, is attached hereto as Exhibit 16.

        During the Company’s two fiscal years ended January 31, 2003 and 2004 and the subsequent interim period through December 1, 2004, the Company has not consulted with Holtz Rubenstein regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions) or reportable event (within the meaning of Item 304(a)(l)(v) of Regulation S-K).

Item 9.01(c). Exhibits

        16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated as of December 3, 2004, acknowledging its agreement with the statements made in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date December 1, 2004 Date December 1, 2004	LAKELAND INDUSTRIES, INC. /s/ Christopher J. Ryan Christopher J. Ryan President & CEO /s/ Gary Pokrassa Gary Pokrassa, CPA CFO

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated as of December 3, 2004, acknowledging agreement with the statements made in this Current Report on Form 8-K.	E